Exhibit 3.190

ARTICLES OF INCORPORATION

OF

PARBALL CORPORATION

The undersigned natural person, acting as incorporator of a corporation (the “Corporation”) under the provisions of Chapter 78 of the Nevada Revised Statutes and the acts amendatory thereof, adopts the following Articles of Incorporation.

ARTICLE 1

NAME

The name of the Corporation is PARBALL CORPORATION.

ARTICLE 2

DURATION

The period of duration of the Corporation shall be perpetual.

ARTICLE 3

PURPOSE

The purpose for which the Corporation is organized is to engage in any lawful activity.

ARTICLE 4

AUTHORIZED SHARES AND ASSESSMENT OF SHARES

Section 4.01 Authorized Shares. The aggregate number of shares that the Corporation shall have the authority to issue is 25,000 shares of Capital Stock with a par value of $1.00 per share.

Section 4.02 Assessment of Shares. The Capital Stock of the Corporation, after the amount of subscription price has been paid, shall not be subject to pay the debts of the Corporation, and no Capital Stock issued as fully paid up shall ever be assessable or assessed.

Section 4.03 Denial of Preemptive Rights. No shareholder of the Corporation, shall have any preemptive or other right, by reason of his status as a shareholder, to acquire any unissued shares, treasury shares, or securities convertible into shares of the Capital Stock of the Corporation. This denial of preemptive rights shall and is intended to, negate any rights which would otherwise be given to shareholders pursuant to NRS 78.265 or any successor statute.

ARTICLE 5

INITIAL RESIDENT AGENT

Resident Agent. The address of the Resident Agent of the Corporation within the State of Nevada is CSC SERVICES OF NEVADA. INC., whose business address is 502 East John Street, Carson City, Nevada 39706. The mailing address and the street address of the said resident agent are identical.

ARTICLE 6

DATA RESPECTING DIRECTORS

Section 6.01 Style of Governing Board. The members of the governing board of the Corporation shall be styled Directors.

Section 6.02 Initial Board of Directors. The initial Board of Directors shall consist of one (1) member, who need not be a resident of the State of Nevada or a shareholder of the Corporation.

Section 6.03 Names and Addresses. The name and address of the person who is to serve as Director, until his successor or successors have been elected and qualified, is as follows:

Name	Business Address

M. Hue Smith III	9336 Civic Center Drive Beverly Hills, CA 90210

Section 6.04 Increase or Decrease of Directors. The number of Directors of the Corporation may be increased or decreased from time to time as shall be provided in the Bylaws of the Corporation.

Section 6.05. Indemnification of Directors. The Corporation shall, to the fullest extent permitted by the General Corporation Law of the State of Nevada, indemnify any and all persons whom it shall have power to indemnify under said Law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person. The Corporation may purchase and maintain insurance on behalf of any such person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify such liability.

Section 6.06 Liability of Directors. The personal liability of the directors of the Corporation is hereby eliminated to the maximum extent permitted by the provisions of the General Corporation Law of the State of Nevada.

ARTICLE 7

DATA RESPECTING INCORPORATOR

The name and address of the incorporator of the Corporation are as follows:

Name	Business Address
M. Hue Smith III	9336 Civic Center Drive Beverly Hills, CA 90210

ARTICLE 8

AMENDMENTS, ALTERATIONS AND REPEALS

The Corporation reserves the right to amend, alter or repeal any provisions contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

IN WITNESS WHEREOF, I do hereby execute these Articles of Incorporation on August 3, 1998.

/s/ M. Hue Smith III
M. Hue Smith III
Incorporator

STATE OF CALIFORNIA	)
) ss.
COUNTY OF LOS ANGELES	)

On this 3rd of August, 1998 before me, Lucia R. Baltobia, Notary Public, personally appeared M. HUE SMITH III, personally known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entry upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Lucia R. Balmbin
Lucia R. Balmbin, Notary Public

ARTICLES OF MERGER

OF

FLAMINGO HILTON CORPORATION, a Nevada corporation

INTO

PARBALL CORPORATION, a Nevada corporation

THE UNDERSIGNED, as the President and the Secretary of Parball Corporation, a Nevada corporation (the “Company”), and as the President and the Secretary of Flamingo Hilton Corporation, a Nevada corporation (the “Terminating Corporation”), as and for the purpose of complying with the provisions of Nevada Revised Statutes (“NRS”) Sections 92A.005 at seq., and in order to effectuate the merger (the “Merger”) of the Terminating Corporation, with and into the Company, with the Company as the surviving corporation (the “Surviving Corporation”), hereby certifies as follows:

1. The name and place of incorporation of each constituent corporation are: Flamingo Hilton corporation, incorporated in the State of Nevada and Parball Corporation, incorporated in the State of Nevada. The name of the Surviving Corporation is Parball Corporation, and its place of incorporation is the State of Nevada.

2. A plan of merger (the “Plan of Merger”) has been adopted by the Board of Directors of each corporation that is a party to the Merger.

3. The Plan of Merger has been approved by the unanimous written consent of the stockholders of each corporation that is a party to the Merger.

4. The Articles of Incorporation of the Surviving Corporation have not been and will not be amended in connection with the Merger.

5. A complete executed Plan of Merger is on file at the office of the Surviving Corporation, currently: 3930 Howard Hughes Parkway, Las Vegas, Nevada 89109.

6. A copy of the Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any entity which is a party to the Merger.

7. The Merger shall be effective upon the filing of these Articles of Merger in the office of the Secretary of State of Nevada.

8. The specified address of the Surviving Corporation where copies of process may be sent by the Secretary of State of the State of Nevada, served pursuant to the provisions of the NRS, in a proceeding to enforce any obligation or the rights of dissenting stockholders of the Terminating Corporation, unless the Surviving Corporation has designated in writing to the Secretary of State of the State of Nevada a different address for that purpose, is 3930 Howard Hughes Parkway, Las Vegas, Nevada 89109.

2

IN WITNESS WHEREOF, we have set forth our hands as of the illegible day of November, 1998.

“Surviving Corporation”

Parball Corporation,
a Nevada corporation

/s/ Arthur M. Goldberg
Name:	Arthur M. Goldberg
Title:	President

/s/ Arthur M. Goldberg
Name:	Arthur M. Goldberg
Title:	Secretary

“Terminating Corporation”

Flamingo Hilton Corporation,
a Nevada Corporation

/s/ Horst Dziura
Name:	Horst Dziura
Title:	President

/s/ Scott M. Mahoney
Name:	Scott M. Mahoney
Title:	Secretary

S-1

STATE OF NEVADA	)
) ss.
COUNTY OF CLARK	)

This instrument was acknowledged before me on November 10, 1998 by Arthur M. Goldberg as President of Parball Corporation.

Theresa A. Hoff
Notary Public
(My commission expires: 6/6/2001)

STATE OF NEVADA	)
) ss.
COUNTY OF CLARK	)

This instrument was acknowledged before me on November 10, 1998 by Horst Dziura as President of Flamingo Hilton Corporation.

Theresa A. Hoff
Notary Public
(My commission expires: )

S-1

ARTICLES OF MERGER

OF

HILTON SUPERSPORTS, INC., a Nevada corporation

INTO

PARBALL CORPORATION, a Nevada corporation

THE UNDERSIGNED, as President and Secretary of Parball Corporation, a Nevada corporation (the “Company”), and as President and Secretary of Hilton Supersports, Inc., a Nevada corporation (the “Terminating Corporation”), as and for the purpose of complying with the provisions of Nevada Revised Statutes (“NRS”) Sections 92A.005 et seq., and in order to effectuate the merger (the “Merger”) of the Terminating Corporation, with and into the Company, with the Company as the surviving corporation (the “Surviving Corporation”), hereby certify as follows:

1. The name and place of incorporation of each constituent corporation are: Hilton Supersports, Inc., incorporated in the State of Nevada, and Parball Corporation, incorporated in the State of Nevada. The name of the Surviving Corporation is Parball Corporation, and its place of incorporation is the State of Nevada.

2. A plan of merger (the “Plan of Merger”) has been adopted by the Board of Directors of each corporation that is a party to the Merger.

3. The plan of Merger has been approved by the unanimous written consent of the stockholders of each corporation that is a party to the Merger.

4. The Articles of Incorporation of the Surviving Corporation have not been and will not be amended in connection with the Merger.

5. A complete executed Plan of Merger is on file at the principal place of business of the Surviving Corporation, currently: 3930 Howard Hughes Parkway, Las Vegas, Nevada 89109.

6. A copy of the Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any entity which is a party to the Merger.

7. That these Articles of Merger shall be effective on December 31,1998, at 8:35 a.m. (Eastern Standard Time).

14.c.iv.

IN WITNESS WHEREOF, we have set forth our hands as of the 9th day of December, 1998.

“Surviving Corporation”

Parball Corporation,
a Nevada corporation

/s/ Arthur M. Goldberg
Name:	Arthur M. Goldberg
Title:	President

/s/ Arthur M. Goldberg
Name:	Arthur M. Goldberg
Title:	Secretary

STATE OF NEVADA	)
) ss.
COUNTY OF CLARK	)

This instrument was acknowledged before me on December 9, 1998 by Arthur M. Goldberg as President of Parball Corporation.

/s/ Dorothy K. Henshaw
Notary Public
(My commission expires: May 14, 2000)

S-1

14.c.iv.

IN WITNESS WHEREOF, we have set forth our hands as of the 9th day of December, 1998.

“Terminating Corporation”

Benco, Inc.,
a Nevada corporation

/s/ Arthur M. Goldberg
Name:	Arthur M. Goldberg
Title:	President

Name:	Scott M. Mahoney
Title:	Secretary

STATE OF NEVADA	)
) ss.
COUNTY OF CLARK	)

This instrument was acknowledged before me on December 9, 1998 by Arthur M. Goldberg as President of Benco, Inc.

/s/ Dorothy K. Henshaw
Notary Public
(My commission expires: May 14, 2000)

S-2

14.c.iv.

IN WITNESS WHEREOF, we have set forth our hands as of the 9th day of December, 1998.

“Terminating Corporation”

Benco, Inc.,
a Nevada corporation

Name:	Arthur M. Goldberg
Title:	President

/s/ Scott M. Mahoney
Name:	Scott M. Mahoney
Title:	Secretary

STATE OF NEVADA	)
) ss.
COUNTY OF CLARK	)

This instrument was acknowledged before me on December     , 1998 by Arthur M. Goldberg as President of Benco, Inc.

Notary Public
(My commission expires: )

S-2

ARTICLES OF MERGER

OF

THE BAC 1-11 CORPORATION, a Nevada corporation

INTO

PARBALL CORPORATION, a Nevada corporation

THE UNDERSIGNED, as President and Secretary of Parball Corporation, a Nevada corporation (the “Company”), and as President and Secretary of The BAC 1-11 Corporation, a Nevada corporation (the “Terminating Corporation”), as and for the purpose of complying with the provisions of Nevada Revised Statutes (“NRS”) Sections 92A.005 et seq., and in order to effectuate the merger (the “Merger”) of the Terminating Corporation, with and into the Company, with the Company as the surviving corporation (the “Surviving Corporation”), hereby certify as follows:

1. The name and place of incorporation of each constituent corporation are: The BAC 1-11 Corporation, incorporated in the State of Nevada, and Parball Corporation, incorporated in the State of Nevada. The name of the Surviving Corporation is Parball Corporation, and its place of incorporation is the State of Nevada.

2. A plan of merger (the “Plan of Merger”) has been adopted by the Board of Directors of each corporation that is a party to the Merger.

3. The Plan of Merger has been approved by the unanimous written consent of the stockholders of each corporation that is a party to the Merger.

4. The Articles of Incorporation of the Surviving Corporation have not been and will not be amended in connection with the Merger.

5. A complete executed Plan of Merger is on file at the principal place of business of the Surviving Corporation, currently: 3930 Howard Hughes Parkway, Las Vegas, Nevada 89109.

6. A copy of the Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any entity which is a party to the Merger.

7. That these Articles of Merger shall be effective on December 31, 1998, at 8:35 a.m. (Eastern Standard Time).

14.c.iii.

IN WITNESS WHEREOF, we have set forth our hands as of the 9th day of December, 1998.

“Surviving Corporation”

Parball Corporation,
a Nevada corporation

/s/ Arthur M. Goldberg
Name:	Arthur M. Goldberg
Title:	President

/s/ Arthur M. Goldberg
Name:	Arthur M. Goldberg
Title:	Secretary

STATE OF NEVADA	)
) ss.
COUNTY OF CLARK	)

This instrument was acknowledged before me on December 9, 1998 by Arthur M. Goldberg as President of Parball Corporation.

/s/ Dorothy K. Henshaw
Notary Public
(My commission expires: May 14, 2000)

S-1

14.c.iii.

IN WITNESS WHEREOF, we have set forth our hands as of the 9th day of December, 1998.

“Terminating Corporation”

The BAC 1-11 Corporation,
a Nevada corporation

/s/ Arthur M. Goldberg
Name:	Arthur M. Goldberg
Title:	President and Chief Executive Officer

Name:	Scott M. Mahoney
Title:	Secretary

STATE OF NEVADA	)
) ss.
COUNTY OF CLARK	)

This instrument was acknowledged before me on December 9, 1998 by Arthur M. Goldberg as President of The BAC 1-11 Corporation.

/s/ Dorothy K. Henshaw
Notary Public
(My commission expires: May 14, 2000)

S-2

14.c.iii.

IN WITNESS WHEREOF, we have set forth our hands as of the 9th day of December, 1998.

“Terminating Corporation”

The BAC 1-11 Corporation,
a Nevada corporation

Name:	Arthur M. Goldberg
Title:	President and Chief Executive Officer

/s/ Scott M. Mahoney
Name:	Scott M. Mahoney
Title:	Secretary

STATE OF NEVADA	)
) ss.
COUNTY OF CLARK	)

This instrument was acknowledged before me on December     , 1998 by Arthur M. Goldberg as President of The BAC 1-11 Corporation

Notary Public
(My commission expires: )

S-2

ARTICLES OF MERGER

OF

LAS VEGAS HILTON CORPORATION, a Nevada corporation

INTO

PARBALL CORPORATION, a Nevada corporation

THE UNDERSIGNED, as President and Secretary of Parball Corporation, a Nevada corporation (the “Company”), and as President and Secretary of Las Vegas Hilton Corporation, a Nevada corporation (the “Terminating Corporation”), as and for the purpose of complying with the provisions of Nevada Revised Statutes (“NRS”) Sections 92A.005 et seq., and in order to effectuate the merger (the “Merger”) of the Terminating Corporation, with and into the Company, with the Company as the surviving corporation (the “Surviving Corporation”), hereby certify as follows:

1. The name and place of incorporation of each constituent corporation are: Las Vegas Hilton Corporation, incorporated in the State of Nevada, and Parball Corporation, incorporated in the State of Nevada. The name of the Surviving Corporation is Parball Corporation, and its place of incorporation is the State of Nevada.

2. A plan of merger (the “Plan of Merger”) has been adopted by the Board of Directors of each corporation that is a party to the Merger.

3. The Plan of Merger has been approved by the unanimous written consent of the stockholders of each corporation that is a party to the Merger.

4. The Articles of Incorporation of the Surviving Corporation have not been and will not be amended in connection with the Merger.

5. A complete executed Plan of Merger is on file at the principal place of business of the Surviving Corporation, currently: 3930 Howard Hughes Parkway, Las Vegas, Nevada 89109.

6. A copy of the Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any entity which is a party to the Merger.

7. That these Articles of Merger shall be effective on December 31, 1998, at 8:35 a.m. (Eastern Standard Time).

14.c.v.

IN WITNESS WHEREOF, we have set forth our hands as of the 9th day of December, 1998.

“Surviving Corporation”

Parball Corporation,
a Nevada corporation

/s/ Arthur M. Goldberg
Name:	Arthur M. Goldberg
Title:	President

/s/ Arthur M. Goldberg
Name:	Arthur M. Goldberg
Title:	Secretary

STATE OF NEVADA	)
) ss.
COUNTY OF CLARK	)

This instrument was acknowledged before me on December 9, 1998 by Arthur M. Goldberg as President of Parball Corporation.

/s/ Dorothy K. Henshaw
Notary Public
(My commission expires: May 14, 2000)

S-1

14.c.v.

IN WITNESS WHEREOF, we have set forth our hands as of the 10th day of December, 1998.

“Terminating Corporation”

Las Vegas Hilton Corporation, a Nevada corporation

/s/ Dean Harrold
Name:	Dean Harrold
Title:	President

Name:	Scott M. Mahoney
Title:	Secretary

STATE OF NEVADA	)
) ss.
COUNTY OF CLARK	)

This instrument was acknowledged before me on December 10, 1998 by Dean Harrold as President of Las Vegas Hilton Corporation.

/s/ Elzabeth Wolf
Notary Public
(My commission expires: 09-27-99)

S-2

14.c.i.

IN WITNESS WHEREOF, we have set forth our hands as of the 9th day of December, 1998.

“Surviving Corporation”

Parball Corporation,
a Nevada corporation

/s/ Arthur M. Goldberg
Name:	Arthur M. Goldberg
Title:	President

/s/ Arthur M. Goldberg
Name:	Arthur M. Goldberg
Title:	Secretary

STATE OF NEVADA	)
) ss.
COUNTY OF CLARK	)

This instrument was acknowledged before me on December 9, 1998 by Arthur M. Goldberg as President of Parball Corporation.

/s/ Dorothy K. Henshaw
Notary Public
(My commission expires: May 14, 2000)

S-1

14.c.v.

IN WITNESS WHEREOF, we have set forth our hands as of the 9th day of December, 1998.

“Terminating Corporation”

Las Vegas Hilton Corporation, a Nevada corporation

Name:	Dean Harrold
Title:	President

/s/ Scott M. Mahoney
Name:	Scott M. Mahoney
Title:	Secretary

STATE OF NEVADA	)
) ss.
COUNTY OF CLARK	)

This instrument was acknowledged before me on December     , 1998 by Dean Harrols as President of Las Vegas Hilton Corporation

Notary Public
(My commission expires: )

S-2

ARTICLES OF MERGER

OF

FLAMINGO HILTON-RENO, INC., a Nevada corporation

INTO

PARBALL CORPORATION, a Nevada corporation

THE UNDERSIGNED, as President and Secretary of Parball Corporation, a Nevada corporation (the “Company”), and as Executive Vice President and Secretary of Flamingo Hilton-Reno, Inc., a Nevada corporation (the “Terminating Corporation”), as and for the purpose of complying with the provisions of Nevada Revised Statutes (“NRS”) Sections 92A.005 et seq., and in order to effectuate the merger (the “Merger”) of the Terminating Corporation, with and into the Company, with the Company as the surviving corporation (the “Surviving Corporation”), hereby certify as follows:

1. The name and place of incorporation of each constituent corporation are: Flamingo Hilton-Reno, Inc., incorporated in the State of Nevada, and Parball Corporation, incorporated in the State of Nevada. The name of the Surviving Corporation is Parball Corporation, and its place of incorporation is the State of Nevada.

2. A plan of merger (the “Plan of Merger”) has been adopted by the Board of Directors of each corporation that is a party to the Merger.

3. The Plan of Merger has been approved by the unanimous written consent of the stockholders of each corporation that is a party to the Merger.

4. The Articles of Incorporation of the Surviving Corporation have not been and will not be amended in connection with the Merger.

5. A complete executed Plan of Merger is on file at the principal place of business of the Surviving Corporation, currently: 3930 Howard Hughes Parkway, Las Vegas, Nevada 89109.

6. A copy of the Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any entity which is a party to the Merger.

7. That these Articles of Merger shall be effective on December 31, 1998, at 8:35 a.m. (Eastern Standard Time).

14.c.vi.

IN WITNESS WHEREOF, we have set forth our hands as of the 9th day of December, 1998.

“Surviving Corporation”

Parball Corporation,
a Nevada corporation

/s/ Arthur M. Goldberg
Name:	Arthur M. Goldberg
Title:	President

/s/ Arthur M. Goldberg
Name:	Arthur M. Goldberg
Title:	Secretary

STATE OF NEVADA	)
) ss.
COUNTY OF CLARK	)

This instrument was acknowledged before me on December 9, 1998 by Arthur M. Goldberg as President of Parball Corporation.

/s/ Dorothy K. Henshaw
Notary Public
(My commission expires: May 14, 2000)

S-1

14.c.vi.

IN WITNESS WHEREOF, we have set forth our hands as of the 10th day of December, 1998.

“Terminating Corporation”

Flamingo Hilton-Reno, Inc.,
a Nevada corporation

/s/ Thomas E. Gallagher
Name:	Thomas E. Gallagher
Title:	Executive Vice President

Name:	Scott M. Mahoney
Title:	Secretary

STATE OF CALIFORNIA	)
) ss.
COUNTY OF LOS ANGELES	)

This instrument was acknowledged before me on December 10, 1998 by Thomas E. Gallagher as Executive Vice President of Flamingo Hilton-Reno, Inc.

/s/ David Marote
Notary Public
(My commission expires: 8/8/2002)

S-2

14.c.vi.

IN WITNESS WHEREOF, we have set forth our hands as of the 9th day of December, 1998.

“Terminating Corporation”

Flamingo Hilton-Reno, Inc.,
a Nevada corporation

Name:	Thomas E. Gallagher
Title:	Executive Vice President

/s/ Scott M. Mahoney
Name:	Scott M. Mahoney
Title:	Secretary

STATE OF NEVADA	)
) ss.
COUNTY OF CLARK	)

This instrument was acknowledged before me on December     , 1998 by Thomas E. Gallagher as Executive Vice President of Flamingo Hilton-Reno, Inc.

Notary Public
(My commission expires: )

S-2

14.c.i.

IN WITNESS WHEREOF, we have set forth our hands as of the 9th day of December, 1998.

“Terminating Corporation”

Hilton Supersports, Inc.,
a Nevada corporation

/s/ Arthur M. Goldberg
Name:	Arthur M. Goldberg
Title:	President and Chief Executive Officer

Name:	Scott M. Mahoney
Title:	Secretary

STATE OF NEVADA	)
) ss.
COUNTY OF CLARK	)

This instrument was acknowledged before me on December 9, 1998 by Arthur M. Goldberg as President of Hilton Supersports, Inc.

/s/ Dorothy K. Henshaw
Notary Public
(My commission expires: May 14, 2000)

S-2

14.c.i.

IN WITNESS WHEREOF, we have set forth our hands as of the 9th day of December, 1998.

“Terminating Corporation”

Hilton Supersports, Inc.,
a Nevada corporation

Name:	Arthur M. Goldberg
Title:	President and Chief Executive Officer

/s/ Scott M. Mahoney
Name:	Scott M. Mahoney
Title:	Secretary

STATE OF NEVADA	)
) ss.
COUNTY OF CLARK	)

Has instrument was acknowledged before me on December illegible, 1998 by Arthur M. Goldberg as President of Hilton Supersports, lnc.

Notary Public
(My commission expires: )

S-2

ARTICLES OF MERGER

OF

RENO HILTON RESORT CORPORATION, a Nevada corporation

INTO

PARBALL CORPORATION, a Nevada corporation

THE UNDERSIGNED, is President and Secretary of Parball Corporation, a Nevada corporation (the “Company”), and as Executive vice President and Secretary of Reno Hilton Resort Corporation, a Nevada corporation (the “Terminating Corporation”), as and for the purpose of complying with the provisions of Nevada Revised Statutes (“NRS”) Sections 92A.005 et seq., and in order to effectuate the merger (the “Merger”) of the Terminating Corporation, with and into the Company, with the Company as the surviving corporation (the “Surviving Corporation”), hereby certify as follows:

1. The name and place of incorporation of each constituent corporation are: Reno Hilton Resort Corporation, incorporated in the State of Nevada, and Parball Corporation, incorporated in the State of Nevada. The name of the Surviving Corporation is Parball Corporation, and its place of incorporation is the state of Nevada.

2. A Plan of merger (the “Plan of Merger”) has been adopted by the Board of Directors of each corporation that is a party to the Merger.

3. The plan of Merger has been approved by the unanimous written consent of the stockholders of each corporation that is party to the Merger.

4. The Articles of Incorporation of the Surviving Corporation have not been and will not be amended in connection with the Merger.

5. A complete executed Plan of Merger is on file at the principal place of business of the Surviving Corporation, currently: 3930 Howard Hughes Parkway, Las Vegas, Nevada 89109.

6. A copy of the Plan of Merger will be finished by the Surviving Corporation, on request and without cost, to any stockholder of any entity which is a party to the Merger.

7. That these Articles of Merger shall be effective on December 31, 1998, at 8:35 a.m. (Eastern Standard Time).

14.c.ii.

IN WITNESS WHEREOF, we have stet forth our hands as of the 9th day of December, 1998.

“Surviving Corporation”

Parball Corporation,
a Nevada corporation

/s/ Arthur M. Goldberg
Name:	Arthur M. Goldberg
Title:	President

/s/ Arthur M. Goldberg
Name:	Arthur M. Goldberg
Title:	Secretary

STATE OF NEVADA	)
) ss.
COUNTY OF CLARK	)

This instrument was acknowledged before me on December 9, 1998 by Arthur M. Goldberg as President of Parball Corporation.

/s/ Dorothy K. Henshaw
Notary Public
(My commission expires: May 14, 2000)

S-1

14.c.ii.

IN WITNESS WHEREOF, we have act forth our hands as of the 10th day of December, 1998.

“Terminating Corporation”

Reno Hilton Resort Corporation,
a Nevada corporation

/s/ Thomas E. Gallagher
Name:	Thomas E. Gallagher
Title:	Executive Vice President

Name:	Scott M. Mahoney
Title:	Secretary

STATE OF CALIFORNIA	)
) ss.
COUNTY OF LOS ANGELES	)

This instrument was acknowledged before me on December 10, 1998 by Thomas E. Gallagher as Executive Vice President of Reno Hilton Resort Corporations.

/s/ David Marote
Notary Public
(My commissions expires: 8/8/2002)

S-2

IN WITNESS WHEREOF, we have set forth our hands as of the      day of December, 1998.

“Terminating Corporation”

Reno Hilton Resort Corporation,
a Nevada corporation

Name:	Thomas E. Gallagher
Title:	Executive Vice President

/s/ Scott M. Mahoney
Name:	Scott M. Mahoney
Title:	Secretary

STATE OF CALIFORNIA	)
) ss.
COUNTY OF LOS ANGELES	)

This instrument was acknowledged before me on December     , 1998 by Thomas E. Gallagher as Executive Vice President of Reno Hilton Resort Corporations.

Notary Public
(My commission expires: )

S-2

ARTICLES OF MERGER

OF

BENCO, INC., a Nevada corporation

INTO

PARBALL CORPORATION, a Nevada corporation

The UNDERSIGNED, as president and Secretary of Parball Corporation, a Nevada corporation (the “Company”), and as President and Secretary of Benco, Inc., a Nevada corporation (the “Terminating Corporation”), as and for the purpose of complying with the provisions of Nevada Revised Statutes (“NRS”) Sections 92A.005 et seq., and in order to effectuate the merger (the “Merger“) of the Terminating Corporation with and into the Company, with the Company as the surviving corporation (the “Surviving Corporation”), hereby certify as follows:

1. The name and place of incorporation of each constituent corporation are: Benco, Inc., incorporated in the State of Nevada, and Parball Corporation, incorporated in the State of Nevada. The name of the Surviving Corporation is Parball Corporation, and its place of incorporation is the State of Nevada.

2. A Plan of merger (the “Plan of Merger”) has been adopted by the Board of Directors of each corporation that is a party to the Merger.

3. The Plan of Merger has been approved by the unanimous written consent of the stockholders of each corporation that is a party to the Merger.

4. The Articles of Incorporation of the Surviving Corporation have not been and will not be amended in connection with the Merger.

5. A complete executed Plan of Merger is on file at the principal place of business of the Surviving Corporation, currently: 3930 Howard Hughes Parkway, Las Vegas, Nevada 89109.

6. A copy of the Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any entity which is a party to the Merger.

7. That these Articles of Merger shall be effective on December 31, 1998, at 8.35 a.m. (Eastern Standard Time).

ARTICLES OF MERGER

OF

BALLY’S GRAND PROPERTY SUB II, INC., a Nevada corporation

BALLY’S GRAND LAUNDRY CORPORATION, a Nevada corporation

GRAND RESERVATION SERVICES, INC., a Nevada corporation

GRAND RESORTS, INC., a Nevada corporation

INTO

PARBALL CORPORATION, a Nevada corporation

The undersigned, as the President of each of Bally’s Grand Property Sub II, Inc., Bally’s Grand Laundry Corporation, Grand Reservation Services, Inc. and Grand Resorts, Inc., each a Nevada corporation (collectively, the “Merging Constituent Entities”) and Parball Corporation, a Nevada corporation (the “Surviving Constituent Entity”), as and for the purpose of complying with the provisions of Nevada Revised Statutes (“NRS”) 92A.005 et seq., and in order to effectuate the merger of the Merging Constituent. Entities with and into the Surviving Constituent Entity, hereby certify as follows:

1. The names of the Merging Constituent Entities are:

        Bally’s Grand Property Sub II, Inc.,

        Bally’s Grand Laundry Corporation,

        Grand Reservation Services, Inc., and

        Grand Resorts, Inc.,

and their jurisdictions of organization are the State of Nevada. The name of the Surviving Constituent Entity is Parball Corporation and its jurisdiction of organization is the State of Nevada.

2. A plan of merger has been adopted by the Board of Directors of each entity that is a constituent of or party to this merger. Action by the stockholders of the Merging Constituent Entities and the Surviving Constituent Entity is not required pursuant to NRS 92A.180(1) because 100% of the outstanding shares of each class of stock of the Merging Constituent Entities is owned by the Surviving Constituent Entity.

3. The Articles of Incorporation of the Surviving Constituent Entity have not been and will not be amended in connection with the merger.

4. A complete executed plan of merger is on file at the registered office of the Surviving Constituent Entity, currently: David Arrajj, Esq., Counsel, Park Place Entertainment Corporation, 3930 Howard Hughes Parkway, 4th Floor, Las Vegas, Nevada 89109.

5. A copy of the plan of merger will be furnished by the Surviving Constituent Entity on request and without any cost to any stockholder of any entity which is a party to this merger.

6. The effective date of this merger is the date upon which there Articles of Merger are filed in the office of the Secretary of State of Nevada.

IN WITNESS WHEREOF, we have set forth our hands as of the 15th day of October, 1999.

Surviving Constituent Entity

PARBALL CORPORATION, a Nevada corporation	PARBALL CORPORATION, a Nevada corporation

/s/ Scott M. Mahoney	/s/ Arthur M. Goldberg
Scott M. Mahoney, Asst. Secretary	Arthur M. Goldberg, President

Merging Constituent Entities

BALLY’S GRAND PROPERTY SUB II, INC., a Nevada corporation

/s/ Arthur M. Goldberg
Arthur M. Goldberg, President

/s/ Clive S. Cummis
Clive S. Cummis, Vice President and Secretary

BALLY’S GRAND LAUNDRY CORPORATION,
a Nevada corporation

/s/ Arthur M. Goldberg
Arthur M. Goldberg, President

/s/ Clive S. Cummis
Clive S. Cummis, Vice President and Secretary

GRAND RESERVATION SERVICES, INC.,
a Nevada corporation

/s/ Arthur M. Goldberg
Arthur M. Goldberg, President

/s/ Clive S. Cummis
Clive S. Cummis, Vice President and Secretary

GRAND RESORTS, INC., a Nevada corporation

/s/ Arthur M. Goldberg
Arthur M. Goldberg, President

/s/ Clive S. Cummis
Clive S. Cummis, Vice President and Secretary

State of New Jersey	)
) ss.
County of Morris	)

This instrument was acknowledged before me on October 22, 1999, by Arthur M. Goldberg, President of Parball Corporation, a Nevada corporation, and as President of each of Bally’s Grand Property Sub II, Inc., a Nevada corporation, Bally’s Grand Laundry Corporation, a Nevada corporation, Grand Reservation Services, Inc., a Nevada corporation, and Grand Resorts, Inc., a Nevada corporation.

/s/ Florences B. Pfriender
Notary Public

State of New Jersey	)
) ss.
County of Morris	)

This instrument was acknowledged before me on October 22, 1999, by Clive S. Cummis, Vice President and Secretary of Parball Corporation, a Nevada corporation, and as Vice President and Secretary of each of Bally’s Grand Property Sub II, Inc., a Nevada corporation, Bally’s Grand Laundry Corporation, a Nevada corporation, Grand Reservation Services, Inc., a Nevada corporation, and Grand Resorts, Inc., a Nevada corporation.

/s/ Lea Kast
Notary Public